Exhibit 99.1

URGENTLY ANNOUNCES ANTICIPATED CLOSING OF MERGER WITH OTONOMO TECHNOLOGIES

Anticipated closing of all-stock transaction on Thursday, October 19

Urgently common stock expected to begin trading on Nasdaq under symbol “ULY” at close

VIENNA, Va. – October 18, 2023 – Urgent.ly Inc. (“Urgently”), a U.S.-based leading provider of digital roadside and mobility assistance technology and services, today announced that, subject to the completion or waiver of customary closing conditions, the Closing of the Merger (as defined below) is expected to take place prior to the market open on Thursday, October 19, 2023. Capitalized terms used in this press release but not otherwise defined herein have the meanings given to them in the Merger Agreement (as defined below).

In accordance with the terms of the Agreement and Plan of Merger, dated February 9, 2023, among Urgently, Otonomo Technologies Ltd. (Nasdaq: OTMO) (“Otonomo”) and U.O Odyssey Merger Sub Ltd (“Merger Sub”) (the “Merger Agreement”), pursuant to which, among other things, Merger Sub will merge with and into Otonomo, with Otonomo surviving as a direct wholly owned subsidiary of Urgently (the “Merger”), the exchange ratio has been determined to be 0.51756 shares of Urgently common stock per Otonomo ordinary share (the “Exchange Ratio”), which reflects an implied equity valuation of approximately $282 million on a combined company basis. Urgently believes that based on the terms of the Merger Agreement and Urgently’s convertible securities, the implied price for Urgently’s common stock immediately prior to Closing would be $21.18 per share.

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the Closing, (1) the outstanding Otonomo ordinary shares (excluding shares owned by Otonomo subsidiaries and shares to be canceled pursuant to the terms of the Merger Agreement) will be transferred to Urgently and the rights of the holders thereof will automatically convert into and represent the right to receive 5,427,789 shares of Urgently common stock, par value $0.001 per share, with each holder’s shares rounded to the nearest whole number (with 0.5 shares being rounded up), and (2) each outstanding restricted share unit award relating to Otonomo ordinary shares (an “Otonomo RSU”) will be assumed by Urgently on the same terms and conditions as applied to the Otonomo RSU Award immediately prior to the Effective Time and will settle into a number of shares of Urgently common stock equal to the product obtained by multiplying (i) the number of Otonomo ordinary shares subject to the Otonomo RSU Award immediately prior to the Effective Time by (ii) the Exchange Ratio.

Upon Closing, on a fully diluted basis and using the Exchange Ratio in accordance with the Merger Agreement, Urgently’s existing stockholders will own, in the aggregate, approximately 60.3% of the combined company and Otonomo’s shareholders will own, in the aggregate, approximately 39.7%, of the combined company.

In connection with Closing, Otonomo ordinary shares are expected to cease trading following market close on Wednesday, October 18. Immediately following the Closing, shares of Urgently common stock are expected to begin trading on The Nasdaq Stock Market LLC under the ticker symbol “ULY.”

All investor materials can be found at geturgently.com/investors.

About Urgently

Urgently keeps vehicles and people moving by delivering safe, innovative, and exceptional mobility assistance experiences. The company’s digitally native software platform combines location-based services, real-time data, AI and machine-to-machine communication to power roadside assistance solutions for leading brands across automotive, insurance, telematics and other transportation-focused verticals. Urgently fulfills the demand for connected roadside assistance services, enabling its partners to deliver exceptional user experiences that drive high customer satisfaction and loyalty, by delivering innovative, transparent and exceptional connected mobility assistance experiences on a global scale. For more information, visit www.geturgently.com.

For media and investment inquiries, please contact:

Press

media@geturgently.com

Investor Relations

investorrelations@geturgently.com

Forward Looking Statements

This release contains forward-looking statements within the meaning of the federal securities laws. Such statements are based upon current plans, estimates and expectations of management of Otonomo and Urgently for the combined company in light of historical results and trends, current conditions and potential future developments, and are subject to various risks and uncertainties that could cause actual results to differ materially from such statements. The inclusion of forward-looking statements should not be regarded as a representation that such plans, estimates and expectations will be achieved. Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” “may,” “will,” “should,” “plan,” “could,” “continue,” “target,” “contemplate,” “estimate,” “forecast,” “guidance,” “predict,” “possible,” “potential,” “pursue,” “likely,” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. All statements, other than historical facts, including statements regarding the expected timing of the closing of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction; the competitive ability and position of the combined company; and any assumptions underlying any of the foregoing, are forward-looking statements. Important factors that could cause actual results to differ materially from Otonomo’s and Urgently’s plans, estimates or expectations could include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Otonomo’s and Urgently’s businesses and the price of Otonomo’s traded securities; (ii) uncertainties as to the timing of the consummation of the proposed transaction and the potential failure to satisfy the conditions to the consummation of the proposed transaction, including obtaining shareholder approvals; (iii) the proposed transaction may involve unexpected costs, liabilities or delays; (iv) estimates and expectations regarding the implied equity valuation of the combined company and the implied price per share of Urgently common stock; (v) the effect of the announcement, pendency or completion of the proposed transaction on the ability of Otonomo or Urgently to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom Otonomo or Urgently does business, or on Otonomo’s or Urgently’s operating results and business generally; (vi) Otonomo’s or Urgently’s respective businesses may suffer as a result of uncertainty surrounding the proposed transaction and disruption of management’s attention due to the proposed transaction; (vii) the outcome of any legal proceedings related to the proposed transaction or otherwise, or the impact of the proposed transaction thereupon; (viii) Otonomo or Urgently may be adversely affected by other economic, business, and/or competitive factors; (ix) the impact of the COVID-19 pandemic and general economic conditions on the respective businesses of Otonomo and Urgently; (x) the impact on Otonomo’s business of the recent terrorist attack and the subsequent declaration of war by the Israeli government against the Hamas terrorist organization; (xi) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement and the proposed transaction; (xii) restrictions during the pendency of the proposed transaction that may impact Otonomo’s or Urgently’s ability to pursue certain business opportunities or strategic transactions; (xiii) the risk that Otonomo or Urgently may be unable to obtain governmental and regulatory approvals required for the proposed transaction, or that required governmental and regulatory approvals may delay the consummation of the proposed transaction or result in the imposition of conditions that could reduce the anticipated benefits from the proposed transaction or cause the parties to abandon the proposed transaction; (xiv) risks that the anticipated benefits of the proposed transaction or other commercial opportunities may otherwise not be fully realized or may take longer to realize than expected; (xv) the impact of legislative, regulatory, economic, competitive and technological changes; (xvi) the risk that integration of the Otonomo and Urgently post-closing may not occur as anticipated or the combined company may not be able to achieve the growth prospects and synergies expected from the transaction, as well as the risk of potential delays, challenges and expenses associated with integrating the combined company’s existing businesses; (xvii) exposure to inflation, currency rate and interest rate fluctuations and risks associated with doing business locally and internationally; (xviii) the impact of the COVID-19 pandemic on Otonomo’s and Urgently’s business and general economic conditions; and (xix) the unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Otonomo’s and Urgently’s response to any of the aforementioned factors. Additional factors that may affect the future results of Urgently are set forth in its filings with the United States Securities and Exchange Commission (the “SEC”), including Urgently’s registration statement on Form S-4, as amended, and other filings with the SEC, which are available on the SEC’s website at www.sec.gov. See in particular the section entitled “Risk Factors” in Urgently’s registration statement on Form S-4. Additional factors that may affect the future results of Otonomo are set forth in its filings with the SEC, including Otonomo’s most recently filed Annual Report on Form 20-F, Current Reports on Form 6-K, and other filings with the SEC, which are available on the SEC’s website at www.sec.gov. See in particular Item 3D of Otonomo’s Annual Report on Form 20-F for the fiscal year ended December 31, 2021 under the heading “Risk Factors.” The risks and uncertainties described above and in the SEC filings cited above are not exclusive and further information concerning Otonomo and Urgently and their respective businesses, including factors that potentially could materially affect their respective businesses, financial conditions or operating results, may emerge from time to time. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements. Readers should also carefully review the risk factors described in other documents that Otonomo and Urgently file from time to time with the SEC. The forward-looking statements in this release speak only as of the date of this release. Except as required by law, Otonomo and Urgently assume no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.